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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 19, 2001

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                           ESQUIRE COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                        1-11782                            13-3703760
               (Commission File Number)        (IRS Employer Identification No.)

2100 NORTH BROADWAY, 2ND FLOOR, SANTA ANA, CALIFORNIA         92706
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (714) 834-1571


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS.

         On March 19, 2001, the registrant announced that it has ceased all operations and filed Chapter 7 bankruptcy proceedings for the Company and each of its subsidiaries. The filings were made in the United States Bankruptcy Court for the Central District of California in Santa Ana.

         The registrant also announced that Paul Bellamy, Chief Executive Officer, and Joseph Trentacosta, Chief Financial Officer, had submitted their resignations. In addition, the registrant said that it intends to discontinue filing reports with the Securities and Exchange Commission.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

b)   PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

c)   EXHIBITS

      99.1        Press Release issued March 19, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESQUIRE COMMUNICATIONS LTD.
                                        (Registrant)


                                        By:   /s/ Joseph Trentacosta
                                           -------------------------------------
                                        Name: Joseph Trentacosta
                                        Title: Chief Financial Officer

Date: March 19, 2001